GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Core Fixed Income VIP Fund
Guardian Core Plus Fixed Income VIP Fund
Guardian Multi-Sector Bond VIP Fund
Guardian Short Duration Bond VIP Fund
Guardian Total Return Bond VIP Fund

Supplement dated June 30, 2023
to the Prospectus dated May 1, 2023

Effective immediately, the following disclosure is added to the end of the section entitled "Other Investment Policies" on page 115 of the Prospectus:

With respect to the Guardian Core Fixed Income VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund, an issuer or security will be considered to be from a particular country (including the United States) or geographic region if it is economically tied to the country or geographic region, as determined in the discretion of the Manager or Subadviser (as applicable). In determining whether an issuer or security is economically tied to a particular country or geographic region, the Manager or Subadviser (as applicable) may consider factors including, but not limited to: (i) an issuer's country of domicile; (ii) the primary exchange on which the issuer's securities trade; (iii) the denomination of the currency in which the security is issued; (iv) the country or geographic location from which the majority of an issuer's revenue or profits (alone or on a consolidated basis) are derived; (v) the country or geographic location in which the issuer has a majority of its assets, core business operations, and/or employees; and (vi) classifications assigned by third parties, including an issuer's "country of risk" as determined by Bloomberg or the classifications assigned to the issuer by the Fund's benchmark index provider. By applying these factors, it is possible that a particular issuer or security could be deemed to be from more than one country or geographic region.

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